UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LEGACY EDUCATION INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LEGACY EDUCATION INC.
701 W. Avenue K., Suite 123

Lancaster, CA 93534

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 16, 2025

To the Shareholders of Legacy Education Inc.:

The 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”) of Legacy Education Inc., a Nevada corporation (the “Company,” “we,” “us,” or “our”), will be held on Tuesday, December 16, 2025, at 1:00 p.m. Eastern Time. The 2025 Annual Meeting will be a completely virtual meeting which will be conducted via live webcast. You will be able to attend the 2025 Annual Meeting by visiting www.virtualshareholdermeeting.com/LGCY2025.

In addition to voting by submitting your proxy prior to the 2025 Annual Meeting, you also will be able to vote your shares electronically during the 2025 Annual Meeting. Further details regarding the virtual meeting are included in the accompanying proxy statement. At the 2025 Annual Meeting, the holders of our outstanding common stock will act on the following matters:

1.	To elect six members of the Company’s board directors (the “Board”) to serve for a one-year term to expire at the 2026 annual meeting of shareholders;

2.	To ratify the appointment of L J Soldinger Associates, LLC (“Soldinger”) as our independent registered public accounting firm for the fiscal year ending June 30, 2026; and

3.	To transact such other business as may properly be brought before the 2025 Annual Meeting or any adjournment or postponement thereof.

Our Board unanimously recommends that you vote: “FOR” the election of our Board’s six director nominees (Proposal 1); and “FOR” the ratification of the appointment of Soldinger as our independent registered public accounting firm for the fiscal year ending June 30, 2026 (Proposal 2).

Instead of mailing a printed copy of our proxy materials to all of our shareholders, we provide access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all shareholders. Accordingly, on or about October 24, 2025, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all shareholders of record on our books at the close of business on October 17, 2025, the record date for the 2025 Annual Meeting, and will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, shareholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.

If you are a shareholder of record, you may vote in one of the following ways:

●	Vote over the Internet, by going to www.proxyvote.com (have your Notice or proxy card in hand when you access the website);

●	Vote by Mail, if you received (or requested and received) a printed copy of the proxy materials, by returning the enclosed proxy card (signed and dated) in the envelope provided;

●	Vote by phone by calling 1-800-690-6903; or

●	Vote online at the 2025 Annual Meeting at www.virtualshareholdermeeting.com/LGCY2025.

If your shares are held in “street name,” meaning that they are held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

The 2025 Annual Meeting will be a virtual shareholder meeting, conducted via live audio webcast, through which you can submit questions and vote online. The 2025 Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/LGCY2025 and entering your 16-digit control number (included on the Notice mailed to you).

Whether or not you expect to attend the Annual Meeting, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save the Company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if your desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

By Order of the Board of Directors,

/s/ LeeAnn Rohmann
LeeAnn Rohmann
Chief Executive Officer and Chairman of the Board of Directors

Dated: October 24, 2025

LEGACY EDUCATION INC.
701 W. Avenue K., Suite 123

Lancaster, CA 93534

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 16, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 Annual MEETING TO BE HELD ON TUESDAY, DECEMBER 16, 2025

Copies of this proxy statement, the form of proxy card and the Annual Report on Form 10-K for the fiscal year ended June 30, 2025 (the “2025 Annual Report”) are available without charge at www.ProxyVote.com, by telephone at 1-800-579-1639, by email to sendmaterial@proxyvote.com, or by notifying our Corporate Secretary, in writing, at Legacy Education Inc., 701 W. Avenue K., Suite 123, Lancaster, CA 93534.

The board of directors (“Board” or “Board of Directors”) of Legacy Education Inc. (“Company,” “we,” “us,” or “our”) is soliciting the enclosed proxy for use at its 2025 annual meeting of shareholders (the “2025 Annual Meeting” or “Annual Meeting”). The 2025 Annual Meeting will be held on December 16, 2025 at 1:00 p.m. Eastern Time, and will be a completely virtual meeting which will be conducted via live webcast. You will be able to attend the 2025 Annual Meeting by visiting www.virtualshareholdermeeting.com/LGCY2025.

On or about October 24, 2025, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders (other than those who previously requested electronic or paper delivery of proxy materials), directing shareholders to a website where they can access our proxy materials, including this proxy statement and the 2025 Annual Report, and view instructions on how to vote. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to those materials via e-mail unless you elect otherwise.

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QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I Receive a Notice of Internet Availability of Proxy Materials in the Mail instead of a Full Set of Proxy Materials?

We are pleased to take advantage of the Securities and Exchange Commission (“SEC”) rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our shareholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet free of charge or to request a paper copy may be found in the Notice. Our shareholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A shareholder’s election to receive proxy materials by mail or electronically will remain in effect until the shareholder changes its election.

What Does it Mean if I Receive More than One Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

How do I attend the Annual Meeting?

The Annual Meeting will be held virtually on December 16, 2025, at 1:00 p.m. Eastern Time at www.virtualshareholdermeeting.com/LGCY2025. Information on how to vote at the Annual Meeting is discussed below.

Who May Attend the Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting. If your shares of common stock are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date (as defined herein).

Who is Entitled to Vote?

The Board has fixed the close of business on October 17, 2025 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were 12,564,370 shares of common stock issued and outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Equiniti Trust Company, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

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What am I Voting on?

There are two matters scheduled for a vote:

1.	To elect six members to our Board of Directors to serve for a one-year term to expire at the 2026 annual meeting of shareholders; and

2.	To ratify the appointment of LJ Soldinger Associates, LLC (“Soldinger”) as our independent registered public accounting firm for our fiscal year ending June 30, 2026.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the person named in the accompanying proxy to vote on those matters in accordance with her best judgment.

How Do I Vote?

Shareholders of Record

For your convenience, record holders of our common stock have four methods of voting:

1.	Vote over the Internet, by going to www.proxyvote.com (have your Notice or proxy card in hand when you access the website);

2.	Vote by Mail, if you received (or requested and received) a printed copy of the proxy materials, by returning the enclosed proxy card (signed and dated) in the envelope provided;

3.	Vote by phone by calling 1-800-690-6903; or

4.	Vote online at the 2025 Annual Meeting at www.virtualshareholdermeeting.com/LGCY2025.

Beneficial Owners of Shares Held in Street Name

If you are the beneficial owner of shares held in street name through a bank, broker or other nominee, you may not vote your shares virtually at the 2025 Annual Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares virtually at the 2025 Annual Meeting. A voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote via the Internet or by telephone. Please refer to the instructions provided with your voting instruction card for information about voting.

As a beneficial owner, you may direct your broker, bank, fiduciary, custodian, or other nominee how to vote shares they hold on your behalf. If that organization is not given specific directions on how to vote, your shares held in the name of that organization may not be voted, which is sometimes referred to as a “broker non-vote.” New York Stock Exchange Rule 452.11 prohibits brokers and other organizations holding shares on your behalf from voting uninstructed shares on certain matters deemed to be “non-routine”. Brokers and other organizations may, however, vote your uninstructed shares for proposals that are considered “routine.”

Brokers may reach conclusions regarding the ability to vote your shares on a given proposal that differ from our expectations expressed in this proxy statement. As a result, we urge you to direct your broker, bank, fiduciary, custodian, or other nominee how to vote your shares on all proposals to ensure that your vote is counted.

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All shares entitled to vote on a matter and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, we expect that the shares represented by your properly completed and executed proxy will be voted as the Board recommends on routine proposals, with regard to any other matters that may be properly presented at the Annual Meeting and on all matters incident to the conduct of the Annual Meeting for which your broker, bank, fiduciary, custodian, or other nominee concludes it is entitled to vote your uninstructed shares. If you are a registered shareholder and attend the Annual Meeting, you may deliver your completed proxy card in person. If you are a street name shareholder and wish to vote at the Annual Meeting, you will need to obtain a proxy form from the institution that holds your shares. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How Many Votes do I Have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of election, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when holders of one-third of the shares entitled to vote as of the Record Date, are represented in person or by proxy. Thus, 4,188,124 shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting. If a quorum is not present by attendance at the 2025 Annual Meeting or represented by proxy, the shareholders present by attendance at the meeting or by proxy may adjourn the 2025 Annual Meeting until a quorum is present.

How Will my Shares be Voted if I Give No Specific Instruction?

With regard to shares that are not held in street name, shares must be voted as a shareholder has instructed. If there is a matter on which a shareholder of record has given no specific instruction but has authorized us generally to vote its shares on its behalf, they will be voted as follows:

1.	“FOR” the election of each of the six director nominees to our Board of Directors to serve for a one-year term to expire at the 2026 annual meeting of shareholders; and

2.	“FOR” the ratification of the appointment of Soldinger as our independent registered public accounting firm for our fiscal year ending June 30, 2026.

This authorization would exist, for example, if a shareholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxy.

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If your shares are held in street name, we expect that banks, brokers and other such holders of record will vote shares as you have instructed. Please see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “FOR,” “AGAINST” abstentions and broker non-votes; and, with respect to the other proposal, votes “FOR” and “AGAINST,” abstentions and broker non-votes.

What is a Broker Non-Vote?

If your shares are held in street name, we urge you to instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker may vote your shares as recommended by the Board. If you do not provide voting instructions, we expect that your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” Accordingly, we expect that broker non-votes will not be included in the tabulation of the voting results of any of the “non-routine” proposals and, therefore, will have no effect on the voting results of such proposals.

We expect that brokers, banks, fiduciaries, custodians, or other nominees holding shares in street name for beneficial owners will not use discretionary authority to vote shares on the election of directors if they have not received instructions from the beneficial owners. Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a shareholder’s affirmative choice to decline to vote on a proposal. Our bylaws, (“Bylaws”), provide that an action of our shareholders (other than the election of directors) is only approved if a majority of the number of shares of stock present and entitled to vote thereon vote in favor of such action.

How Many Votes are Needed for Each Proposal to Pass?

Proposal	Vote Required
Election of each of the six director nominees to our Board of Directors	Plurality of the votes cast (the six directors nominees receiving the most “FOR” votes).

Ratification of the appointment of Soldinger as our independent registered public accounting firm for our fiscal year ending June 30, 2026	A majority of the votes entitled to vote thereon and present at the Annual Meeting.

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote “for,” “against” or “abstain” as to each nominee. With regard to other proposal, you may vote “for,” “against” or “abstain” for such proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Corporate Secretary of Legacy Education Inc., by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Legacy Education Inc., 701 W. Avenue K., Suite 123, Lancaster, CA 93534. Your most current proxy card or Internet proxy is the one that will be counted.

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Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

Do I Have Dissenters’ Rights of Appraisal?

Our shareholders do not have appraisal rights with respect to the matters to be voted upon at the Annual Meeting.

How can I Find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

When are Shareholder Proposals Due for the 2026 Annual Meeting?

Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 annual meeting of shareholders (the “2026 Annual Meeting”) must submit the proposal to us at our corporate headquarters no later than June 26, 2026, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In the event the date of the 2026 Annual Meeting has been changed by more than 30 days from the date of the 2025 Annual Meeting, shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 Annual Meeting must submit the proposal to us at our corporate headquarters no later than a reasonable time before we begin to print and send our proxy materials for our 2026 Annual Meeting.

Shareholders who intend to present a proposal at our 2026 Annual Meeting without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Corporate Secretary so that such notice is received by our Corporate Secretary at our principal executive office on or after July 19, 2026 but no later than August 18, 2026; provided, however, in the event that the 2026 Annual Meeting occurs on a date that is not within 30 days before or after the anniversary date of the 2025 Annual Meeting, notice of such proposal must be received by our Corporate Secretary no later than the close of business on the 10th day following the day on which such notice of the date of the 2026 Annual Meeting is mailed or public disclosure of the date of the 2026 Annual Meeting is made, whichever first occurs.

In order for shareholders to give timely notice under the universal proxy rules of an intent to solicit proxies in support of director nominees other than our nominees for the 2026 Annual Meeting, notice must be submitted by October 17, 2026; provided, however, in the event that the date of the 2026 Annual Meeting has changed by more than 30 calendar days from the anniversary date of the 2025 Annual Meeting, then notice of such proxy solicitation must be provided by the later of 60 days prior to the date of the 2026 Annual Meeting or the 10th calendar day following the day on which a public announcement of the date of the 2026 Annual Meeting is first made by us and such notice must include all the information required by Rule 14a-19(b) under the Exchange Act and such shareholders must comply with all of the requirements of Rule 14a-19 under the Exchange Act.

Shareholders are also advised to review our Bylaws, which contain additional requirements relating to shareholder proposals and director nominations, including who may submit them and what information must be included.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Do the Company’s Officers and Directors have an Interest in Any of the Matters to Be Acted Upon at the Annual Meeting?

Members of the Board have an interest in Proposal 1, the election to the Board of the six director nominees set forth herein. Members of the Board and executive officers of the Company do not have any interest in Proposal 2, the ratification of the appointment of the Company’s independent registered public accounting firm.

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PROPOSAL 1:
ELECTION OF DIRECTORS

Our Board currently consists of six directors, and their terms will expire at the 2025 Annual Meeting. Directors are elected at the annual meeting of shareholders each year and hold office until their resignation or removal or their successors are duly elected and qualified.

LeeAnn Rohmann, Gerald Amato, Blaine Faulkner, Peggy Tiderman, Zwade Marshall and Janis Paulson have each been nominated to serve as directors and have agreed to stand for election. If the nominees are elected at the 2025 Annual Meeting, then each nominee will serve for a one-year term expiring at the 2026 Annual Meeting and until his or her successor is duly elected and qualified.

Under our Bylaws, a plurality of the votes cast at the 2025 Annual Meeting is required to elect a nominee as a director. With respect to Proposal 1, you may vote FOR, or AGAINST OR ABSTAIN with respect to each director nominee. Any nominee receiving more votes FOR than AGAINST will be elected. If you ABSTAIN, your shares will be counted as present and entitled to vote for purposes of establishing a quorum but will not be counted for purposes of determining the number of votes cast. Proposal 1 is a non-discretionary matter. Therefore, if your shares are held by your brokerage firm, bank or other nominee in “street name” and you do not timely provide voting instructions with respect to your shares, we expect that your brokerage firm, bank or other nominee will not vote your shares on Proposal 1. Shares held in “street name” by banks, brokerage firms, or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or WITHHOLD any nominee. As a result, such “broker non-votes” or voting to WITHHOLD will have no effect on the voting results of Proposal 1.

If no contrary indication is made, with the potential exception of proxies submitted for shares held in street name, proxies will be voted “FOR” LeeAnn Rohmann, Gerald Amato, Blaine Faulkner, Peggy Tiderman, Zwade Marshall and Janis Paulson or, in the event that any such individual is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our Board to fill the vacancy.

Recommendation of our Board

Our Board unanimously recommends that the shareholders vote “FOR” the election of all of our director nominees at the 2025 Annual Meeting.

Nominees for Election to the Board

Nominee	Age as of the Record Date	Position(s)
LeeAnn Rohmann	58	Founder, Chief Executive Officer and Chairman
Gerald Amato	74	Director
Blaine Faulkner	62	Director
Peggy Tiderman	67	Director
Zwade J. Marshall	42	Director
Janis Paulson	61	Director

Nominees for Election to the Board for a Term Expiring at the 2026 Annual Meeting of Shareholders

LeeAnn Rohmann – Founder, Chief Executive Officer and Chairman

LeeAnn Rohmann is the Founder of the Company, and has served as its Chief Executive Officer since July 2010 and Chairman of the board of directors since October 2009. From 2004 until 2008, she served as Chief Sales Officer, CIT Group, Inc, a national bank, and from 2001 until 2004, she served as Vice President, Sales of EdAmerica, a financial company that provides student loan servicing. From 1997 until 2001, Ms. Rohmann served as Senior Vice President, Sales of American Express. She is currently the President of the California Association of Private Post Secondary Schools (CAPPS) and has been a member since 2010. Additionally she is a member of the Federal Legislative Committee for the Career Education Colleges and Universities (CECU) and has been a member since 2014. We believe Ms. Rohmann is qualified to serve as a member of our board of directors because she has more than 35 years of higher education industry experience.

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Gerald Amato – Director

Gerald Amato has served as our director since September 2021. Since March 2014, Mr. Amato has served as the President of Amato and Partners, LLC, a full-service investor relations advisory firm. Mr. Amato received a Bachelor of Science in Finance from St. Francis College. We believe Mr. Amato is qualified to serve as a member of our board of directors because of his investor relations experience.

Blaine Faulkner – Director

Blaine Faulkner has served as our director since December 2023. From 2012 to 2017, Mr. Faulkner served as the Chief Executive Officer and President of First Health Group Corp, which provided managed care services to healthcare payors, and from 2018 to 2024, Mr. Faulkner served as the Chief Financial Officer for two multi-sited behavioral health treatment providers, Lightfully Behavioral Health and Alsana. Mr. Faulkner also serves as an Advisory Board Member for the Lamden School of Accountancy at San Diego State University, where he graduated with a Bachelor’s degree in Business Administration with an emphasis in accounting. Mr. Faulkner also received an MBA from the University of San Diego. Mr. Faulkner is a CPA (inactive) and spent seven years with Ernst & Young. We believe Mr. Faulkner is qualified to serve as a member of our board of directors because of his over 30 years of executive experience, broad understanding of business management and significant accounting experience.

Peggy Tiderman – Director

Peggy Tiderman has served as our director since December 2023. Since 2017, Ms. Tiderman has served as the Co-Founder and Executive Leadership Coach of Streamlined Coaching, a leadership development and coaching firm with a focus on operational effectiveness and efficiencies. From December 2011 to August 2020, Ms. Tiderman served as a Commissioner of the Accrediting Council for Continuing Education and Training (ACCET), an institutional accreditation provider for non-collegiate continuing education and training organizations. Ms. Tiderman received an associates of applied science in business from the Community College of Beaver Country. We believe Ms. Tiderman is qualified to serve as a member of our board of directors because she has over 27 years of experience in the private post-secondary educational sector.

Dr. Zwade J. Marshall – Director

Zwade J. Marshall has served as our director since September 2025. Dr. Marshall is the Co-Founder and Chief Executive Officer of Doc2Doc Lending, a physician-founded lending platform that provides tailored financial solutions for medical professionals. He also serves as Chief Medical Officer at Regenerative Spine and Pain Specialists. A board-certified anesthesiologist and interventional pain management specialist, Dr. Marshall earned his BA in Economics, MBA in Operations and Organization Management, and MD from Emory University. He completed his residency and fellowship training at Harvard’s Brigham & Women’s Hospital, where he served as Chief Resident. We believe Dr. Marshall is qualified to serve as a member of our board of directors because his significant experience in both clinical expertise and financial innovation.

Janis L. Paulson – Director

Janis L. Paulson has served as our director since September 2025. Ms. Paulson is a seasoned education executive with more than 30 years of leadership experience in healthcare career education. She is the former Chief Executive Officer of Unitek Learning, where she oversaw an 18-campus system serving California. Earlier in her career, Ms. Paulson held senior roles as Chief Financial Officer and Chief Operating Officer and began her professional career at Ernst & Young. She earned her BS in Accounting from the University of Iowa and has extensive experience with accreditation bodies including ACCSC, ABHES, ACCET, and WASC. We believe Ms. Paulson is qualified to serve as a member of our board of directors because of her proven leadership and accreditation experience.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

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CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that our Company is managed for the long-term benefit of our shareholders. This section describes key corporate governance practices that we have adopted. We have adopted a Code of Business Conduct and Ethics which applies to all of our officers, directors and employees and charters for our audit committee, our compensation committee and our nominating and corporate governance committee. We have posted copies of our Code of Business Conduct and Ethics, as well as each of our committee charters, on the Corporate Governance page of the Investors section of our website, www.legacyed.com, which you can access free of charge. Information contained on the website is not incorporated by reference in, or considered part of, this proxy statement.

We will also provide copies of these documents as well as our other corporate governance documents, free of charge, to any shareholder upon written request to Legacy Education Inc., 701 W. Avenue K., Suite 123, Lancaster, CA 93534, Attn: Corporate Secretary.

Director Independence

Our Board of Directors has determined that 50% of the Board consists of members who are currently “independent” as that term is defined under NYSE American Rules. The Board considers Blaine Faulkner, Zwade J. Marshall and Janis L. Paulson to be “independent.”

Board Leadership Structure and Role in Risk Oversight

The Company does not have a formal policy regarding the separation of its Chair and Chief Executive Officer positions. LeeAnn Rohmann serves as Chairman of the Board and Chief Executive Officer of the Company. Due to the size of our Company, we believe that this structure is appropriate. We believe that the fact that 50% of the Board are independent reinforces the independence of the Board in its oversight of our business and affairs, and provides for objective evaluation and oversight of management’s performance, as well as management accountability. Furthermore, the Board believes that Ms. Rohmann is best situated to serve as Chairman because she is the director most familiar with the Company’s business and industry and is also the person most capable of effectively identifying strategic priorities and leading the discussion and execution of corporate strategy. In addition, the Board believes that the combined role of Chairman and Chief Executive Officer strengthens the communication between the Board and management. Further, as the individual with primary responsibility for managing day-to-day operations, Ms. Rohmann is best positioned to chair regular Board meetings and ensure that key business issues and risks are brought to the attention of our Board. We therefore believe that the creation of a lead independent director position is not necessary at this time.

Board and Committee Meetings and Attendance

The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During the 2025 fiscal year, the Board of Directors held 5 meetings and took action by unanimous written consent 3 times. In addition, our audit committee held 1 meeting and took action by unanimous written consent 3 times, our compensation committee held no meetings and took action by unanimous written consent 2 times and our nominating and corporate governance committee took action by unanimous written consent 1 time. During the 2025 fiscal year, none of our directors attended fewer than 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he or she served. The independent members of the Board of Directors also meet separately without management directors on a regular basis to discuss such matters as the independent directors consider appropriate.

Committees of Our Board of Directors

Our board of directors directs the management of our business and affairs, as provided by Nevada law, and conducts its business through meetings of the board of directors and its standing committees. We will have a standing audit committee, compensation committee and nominating and corporate governance committee. In addition, from time to time, special committees may be established under the direction of the board of directors when necessary to address specific issues.

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Audit Committee. The audit committee is appointed by the board to assist the board in its duty to oversee the Company’s accounting, financial reporting and internal control functions and the audit of the Company’s financial statements. The role of the audit committee is to oversee management in the performance of its responsibility for the integrity of the Company’s accounting and financial reporting and its systems of internal controls, the performance and qualifications of the Company’s independent auditor, including the independent auditor’s independence, the performance of the Company’s internal audit function; and the Company’s compliance with legal and regulatory requirements.

Our audit committee consists of Blaine Faulkner, Janis Paulson and Zwade Marshall, with Mr. Faulkner serving as chair. Our board of directors has affirmatively determined that each meet the definition of “independent director” under the rules of the NYSE American Rules, and that they meet the independence standards under Rule 10A-3. Each member of our audit committee meets the financial literacy requirements of NYSE American rules. In addition, our board of directors has determined that Blaine Faulkner qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Our board of directors adopted a written charter for the audit committee, which is available on our principal corporate website at www.legacyed.com.

Compensation Committee. The compensation committee is responsible for reviewing and recommending, among other things:

●	the adequacy and form of compensation of the board;

●	the compensation of Chief Executive Officer, including base salary, incentive bonus, stock option and other grant, award and benefits upon hiring and on an annual basis;

●	the compensation of other senior management upon hiring and on an annual basis;

●	the Company’s incentive compensation and other equity-based plans and recommending changes to such plans to our board of directors, when necessary; and

●	Administering our Clawback Policy.

Our compensation committee consists of Zwade Marshall, Janis Paulson and Blaine Faulkner, with Dr. Marshall serving as chair. Our board of directors has adopted a written charter for the compensation committee, which is available on our principal corporate website at www.legacyed.com.

Nominating and Corporate Governance Committee. Our nominating and corporate governance committee is responsible for, among other things:

●	identifying individuals qualified to become members of our board of directors and recommending director candidates for election or re-election to our board of directors;

●	maintaining oversight of our board of directors and our governance functions and effectiveness;

●	considering and making recommendations to our board of directors regarding board size and composition, committee composition and structure and procedures affecting directors, and each director’s independence;

●	establishing standards for service on our board of directors; and

●	advising the board of directors on candidates for our executive offices, and conducting appropriate investigation of such candidates.

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Our nominating and corporate governance committee consists of Janis Paulson, Zwade Marshall, Blaine Faulkner and Gerald Amato, with Ms. Paulson serving as chair. Our board of directors has adopted a written charter for the nominating and corporate governance committee, which is available on our principal corporate website at www.legacyed.com.

Changes in Nominating Procedures

None.

Director Nominations Process

Our nominating and corporate governance committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of shareholders, the nominating and corporate governance committee considers the criteria set forth in the nominating and corporate governance committee charter. Specifically, the nominating and corporate governance committee may take into account many factors, including personal and professional integrity, experience relevant to the Company’s industry, diversity of background and perspective including, but not limited to, with respect to gender and ethnicity and any other relevant qualifications, attributes or skills.

We consider diversity a meaningful factor in identifying director nominees, but do not have a formal diversity policy. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. In determining whether to recommend a director for re-election, the nominating and corporate governance committee may also consider potential conflicts of interest with the candidates, other personal and professional pursuits, the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

In identifying prospective director candidates, the nominating and corporate governance committee may seek referrals from other members of the Board or shareholders. The nominating and corporate governance committee also may, but need not, retain a third-party search firm in order to assist it in identifying candidates to serve as directors of the Company. The nominating and corporate governance committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the nominating and corporate governance committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness.

The nominating and corporate governance committee will also consider potential nominees submitted by shareholders in accordance with the procedures set forth in our Bylaws and other processes adopted from time to time for submission of director nominees by shareholders, and such candidates will be considered and evaluated under the same criteria described above. Shareholders wishing to propose a candidate for consideration may do so by submitting the above information to Legacy Education Inc., 701 W. Avenue K., Suite 123, Lancaster, CA 93534.

Code of Business Code and Ethics Conduct

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code posted on our website, www.legacyed.com. In addition, we intend to post on our website all disclosures that are required by law or rules concerning any amendments to, or waivers from, any provision of the code.

Anti-hedging

We do not currently have a policy prohibiting employees, officers, or directors from engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

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Director Attendance at Annual Meetings

Our policy is that directors should attend our annual meetings of shareholders.

Shareholder Communications with our Board

Shareholders and other interested persons seeking to communicate with our Board must submit their written communications to our Corporate Secretary at Legacy Education Inc., 701 W Avenue K., Suite 123, Lancaster, CA 93534. Such communications must include the number of Company securities owned, beneficially or otherwise, by the person issuing the communication. Depending on the subject matter of the communication, our Corporate Secretary will do one of the following:

●	forward the communication to the Board or any individual member of our Board to whom any communication is specifically addressed;

●	attempt to handle the inquiry directly, for example where it is a request for information about our Company or it is a stock related matter; or

●	not forward the communication if it is primarily commercial in nature, if it relates to an improper or irrelevant topic, or if it is unduly hostile, threatening, illegal or otherwise inappropriate.

Our Board (and any individual director to whom the communication was specifically addressed) will determine what further steps are appropriate depending on the facts and circumstances outlined in the communication.

Non-Employee Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our Board of Directors and received compensation for such service during the fiscal year ended June 30, 2025. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our Board of Directors in 2025.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Gerald Amato	$33,750	-	$176,596	-	-	-	$210,346
Peggy Tiderman	$28,000	-	$176,596	-	-	-	$204,596
Blaine Faulkner	$35,500	-	$176,596	-	-	-	$212,096

Non-Employee Director Compensation Policy

Our directors receive $40,000 cash compensation per year for their service on the Board, as well as reimbursement for out-of-pocket expenses with respect to such directors’ attendance at meetings of the Board of the Company.

Committee chairs receive an $10,000 cash compensation annually for their added services in such roles. Committee members receive an addition $5,000 per year.

Company Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The Compensation Committee last granted a stock option in January 2025. The Company does not grant stock options or similar awards to Section 16 Insiders, most SVPs, and other Vice Presidents and above who directly report to the CEO in anticipation of the release of material nonpublic information that is likely to result in changes to the price of the Company’s stock, such as a significant positive or negative earnings announcement, or time the public release of such information based on stock option grant dates. In addition, the Company does not grant stock options or similar awards during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Current Report on Form 8-K that discloses material nonpublic information. These restrictions do not apply to RSUs or other types of equity awards that do not include an exercise price related to the market price of the Company’s stock on the date of grant.

The Company’s executive officers would not be permitted to choose the grant date for any stock option grants.

During fiscal 2024, the Company’s named executive officer was awarded stock options. The Company did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

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AUDIT COMMITTEE REPORT

The primary purpose of the audit committee is to oversee our financial reporting processes on behalf of our Board. The audit committee’s functions are more fully described in its charter, which is available on our website at wwwlegacyed.com.

In the performance of its oversight function, the audit committee has reviewed and discussed our audited financial statements for the fiscal year ended June 30, 2025 with management and with our independent registered public accounting firm. In addition, the audit committee has discussed the matters required to be discussed by the statement on Auditing Standards No. 1301, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, with L J Soldinger Associates, LLC, our independent registered public accounting firm for the fiscal year ended June 30, 2025. The audit committee has also received and reviewed the written disclosures and the letter from L J Soldinger Associates, LLC required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with L J Soldinger Associates, LLC their independence from us.

Based on the review and discussions referenced above, the audit committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2025.

Audit Committee:

Blaine Faulkner (Chair)

Janis Paulson

Zwade Marshall

The foregoing report of the audit committee does not constitute soliciting material and will not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

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EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages, except for Ms. Rohmann, whose biography is included under the heading “Proposal 1: Election of Directors” set forth above:

Name	Age as of the Record Date	Position(s)
LeeAnn Rohmann	58	Chief Executive Officer, Chairman and Founder
Brandon Pope	61	Chief Financial Officer
Ragheb Milad	45	Chief Academic Officer

Brandon Pope – Chief Financial Officer

Brandon Pope served as Chief Financial Officer of Legacy Education, L.L.C. from June 2018 until September 2021 and our Chief Financial Officer since September 2021. From October 2017 until June 2018, he served as Controller of Squar Milner, an accounting and advisory firm, and from December 2014 until April 2017, he served as Senior Vice President, Corporate Controller of International Education Corporation, a provider of career education. From January 2014 until October 2017, Mr. Pope also served as Principal of Pope Consulting Group, LLP, and from 2008 until 2014 he served in various capacities including Vice President, Chief Accounting Officer and Vice President, Corporate Controller at Bridgepoint Education, Inc., a higher education company. Mr. Pope also previously served as Assistant Vice President, Assistant Controller of Corinthian Colleges, Inc.; Assistant Controller of Stater Bros. Markets; and Senior Manager of Financial Reporting and Control, Manager of Financial Reporting and Senior Accountant at Ingram Micro, Inc. Mr. Pope is a certified public account in the state of California and received his Bachelor of Science in Business Administration and MBA from the University of Phoenix.

Ragheb Milad – Chief Academic Officer

Dr. Ragheb Milad has served as our Chief Academic Officer since June 2021. From January 2019 to January 2021, Dr. Milad served as the Corporate Director of Education for Legacy Education and Campus President of High Dessert Medical College’s (“HDMC’s”) Lancaster, California campus, and from January 2014 to January 2018 he served as the Director of Academics for HDMC. Dr. Milad also served as an instructor from in both the Vocational Nursing and Ultrasound Technician Programs for HDMC from 2011 to 2014. During his roles as Director of Academics and Corporate Director of Legacy Education, Dr. Milad developed many of Legacy Education’s existing programs. In addition, from 2008 to July 2021, Dr. Milad served as the Sales Director of 3D Diagnostix, a dental computer guided surgery company. In July 2021, he co-founded ITX PROS, a digital dentistry company that supports dentist with dental implant cases, and since its inception he has served as a member of the board of directors of ITX PROS. Dr. Milad also serves as a member on the Board of St. Athanasius and St. Cyril Theological School, a Coptic Orthodox theological school since 2015. Furthermore, from 2008 to 2011 Dr. Milad was a practicing physician in Cairo Egypt. He graduated from Ain Shams University in Cairo, Egypt from the Faculty of Medicine where he received his Medical Degree.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years ended June 30, 2025 and 2024:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards(1)	Total ($)

LeeAnn Rohmann	2025	$363,846	$501,238	$1,190,393	$2,055,477
Chief Executive Officer	2024	$295,769	$369,683	$317,989	$983,441

Brandon Pope	2025	$263,250	$300,000	$353,196	$916,446
Chief Financial Officer	2024	$228,116	$168,750	$288,007	$684,873

Ragheb Milad	2025	$245,700	$280,000	$353,196	$878,896
Chief Academic Officer	2024	$212,908	$157,500	$282,230	$652,638

(1)	Includes the full grant-date value of the option award.

Outstanding Equity Awards at June 30, 2025

The following table provides information regarding option awards held by each of our named executive officers as of June 30, 2025.

	Option Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
LeeAnn Rohmann	173,008	-		$3.74	4/1/2034
	62,500	187,500	(1)	4.00	9/27/2034
	14,535	159,883	(2)	7.25	4/2/2035
Brandon Pope	50,000	50,000	(3)	1.80	6/1/2028
	156,696	-		3.74	4/1/2034
	7,267	79,942	(3)	7.25	4/2/2035
Ragheb Milad	153,553	-		3.74	4/1/2034
	7,267	79,942	(3)	7.25	4/2/2035

(1) These stock options vest in monthly installments over a three year period beginning on September 27, 2024, subject to continuing service.

(2) These stock options vest in monthly installments over a three year period beginning on April 2, 2025, subject to continuing service.

(3) These stock options vest in monthly installments over a three year period beginning on April 2, 2025, subject to continuing service.

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Employment Agreements

LeeAnn Rohmann Employment Agreement

On July 1, 2023, we entered into an employment agreement with LeeAnn Rohmann (as amended, the “Rohmann Employment Agreement”). Pursuant to the Rohmann Employment Agreement, Ms. Rohmann received a base salary of $275,000 per annum. In addition, Ms. Rohmann shall be entitled to participate in employee benefit plans such as medical, vision, basic life and dental insurance. On March 28, 2025, we entered into an amendment (the “Rohmann Amendment”) to the Rohmann Employment Agreement pursuant to which Ms. Rohmann’s base salary was increased to $415,000 and Ms. Rohmann shall be eligible to receive a target potential payout equal to her base salary, and a maximum potential payout of up to 300% of her base salary, if the Company meets or exceeds criteria adopted by the Company’s compensation committee.

The Rohmann Employment Agreement may be terminated by the Company without cause upon 30 days prior written notice to Ms. Rohmann or immediately for cause. In addition, Ms. Rohmann may terminate her employment at any time without cause upon 30 days prior written notice to the Company. Furthermore, the Rohmann Employment Agreement will terminate upon Ms. Rohmann’s death. Upon termination of the Rohmann Employment Agreement, Ms. Rohmann shall receive all sums due to her under the Employment Agreement as compensation or expense reimbursements.

Brandon Pope Employment Agreement

On March 28, 2025, the Company entered into an employment agreement (the “Pope Employment Agreement”) with Brandon Pope, the Chief Financial Officer of the Company. Pursuant to the Pope Employment Agreement, Mr. Pope will (i) receive a base salary at an annual rate of $300,000 (the “Base Salary”), paid in regular installments consistent with the Company’s policies and (ii) be eligible for an annual bonus of up to $300,000 (the “Annual Bonus”), contingent upon achieving Company and individual performance targets as determined by the Company’s compensation committee. The Annual Bonus is payable only if Mr. Pope remains employed and in good standing on the last day of the fiscal year, without having given resignation notice prior to the bonus payment date.

The initial term of Mr. Pope’s engagement under the Pope Employment Agreement commenced on the Effective Date (as defined in the Pope Employment Agreement) and is for a period of two years. The Pope Employment Agreement shall be autonomically renewed for successive one-year periods until non-renewal notice is given by Mr. Pope of the Company.

Under the Pope Employment Agreement, termination of Mr. Pope by the Company for “Cause” (as such term is defined in the Pope Employment Agreement), or resignation by Mr. Pope without “Good Reason” (as defined in the Pope Employment Agreement), will not require the Company to pay severance to Mr. Pope. If, however, termination of Mr. Pope by the Company without “Cause”, non-renewal by the Company at the end of Mr. Pope’s initial term or resignation by Mr. Pope for “Good Reason, then pursuant to the Pope Employment Agreement the Company will be required to pay severance to Mr. Pope. Upon any such termination, Mr. Pope will be entitled to (i) a lump sum amount equal to 24 months of his Base Salary, (ii) provide reimbursement to Mr. Pope’s medical insurance premiums for a period of 24 months following the date of termination; and (iii) notwithstanding any provision of any stock incentive plan, stock option agreement, realization bonus, restricted stock agreement or other agreement relating to capital stock of the Company, cause any equity awards granted prior to that termination that are then outstanding and unvested to immediately vest and, with respect to all options and stock appreciation rights, to become fully exercisable.

Equity Grant Practices

Amended and Restated 2021 Equity Incentive Plan

On September 19, 2024, we adopted the Legacy Education Inc. Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan”) which has been approved by our stockholders. Pursuant to the Amended and Restated 2021 Plan, the Company can grant stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units, annual or long-term performance awards or other stock-based awards. The outstanding option awards under the Amended and Restated 2021 Plan are more fully described in the table under “Outstanding Equity Awards at June 30, 2025” below.

Bonus Arrangements

Pursuant to the terms of the executive employment agreements described above, the Company, through the board, has the discretion to determine the amounts of the annual incentive bonus payments which executives may receive Based on the review of the Company’s performance for calendar year 2025, the board, in its sole discretion, determined to pay the bonus to the named executive officer listed in the summary compensation table above.

401(k) Plan

The Company maintains a defined contribution employee retirement plan, or 401(k) plan, for its employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Code so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan.

Perquisites

Perquisites are not a material component of compensation. In general, named executive officers do not receive reimbursements for meals, airlines, and travel costs, other than those costs allowed for all employees. During 2024, our named executive officer did not receive an allowance from the Company or any of the above or a reimbursement for any expense incurred for non-business purposes.

Company Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The compensation committee last granted a stock option in September 2025. The Company does not grant stock options or similar awards to Section 16 Insiders, most SVPs, and other Vice Presidents and above who directly report to the Chief Executive Officer in anticipation of the release of material nonpublic information that is likely to result in changes to the price of the Company’s stock, such as a significant positive or negative earnings announcement, or time the public release of such information based on stock option grant dates. In addition, the Company does not grant stock options or similar awards during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Current Report on Form 8-K that discloses material nonpublic information. These restrictions do not apply to RSUs or other types of equity awards that do not include an exercise price related to the market price of the Company’s stock on the date of grant.

The Company’s executive officers would not be permitted to choose the grant date for any stock option grants.

During fiscal 2025, the Company’s named executive officers were awarded stock options. The Company did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions during our fiscal years ended June 30, 2025 and June 30, 2024 to which we have been a party, including transactions in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this proxy statement. We are not otherwise a party to a current related party transaction, and no transaction is currently proposed, in which the amount of the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which a related person had or will have a direct or indirect material interest.

Gerald Amato, a director of the Company was paid $135,875 in consulting fees for the year ended June 30, 2025. For the period July 1, 2025 through the date of this proxy statement, Mr. Amato was paid $61,100.

Peggy Tiderman, a director of the Company was paid $152,279 and $132,988 in consulting fees for the years ended June 30, 2025 and 2024, respectively. For the period July 1, 2025 though the date of this proxy statement, Ms. Tiderman was paid $25,950.

Related Persons Transaction Policy

We have adopted a formal policy regarding approval of transactions with related parties. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds the lesser of $120,000 or one percent of our total assets at year-end for our last two completed fiscal years. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our audit committee, or, if audit committee approval would be inappropriate, to another independent body of our board of directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant shareholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our code of business conduct and ethics, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our audit committee, or other independent body of our board of directors, will take into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to us;

●	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

●	the availability of other sources for comparable services or products; and

●	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our audit committee, or other independent body of our board of directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our shareholders, as our audit committee, or other independent body of our board of directors, determines in the good faith exercise of its discretion.

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PROPOSAL 2: RATIFICATION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Soldinger as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026 and our Board has directed that management submit the appointment of Soldinger as the Company’s independent registered public accounting firm for ratification by the shareholders at the 2025 Annual Meeting. Representatives of Soldinger are expected to be virtually present at the 2025 Annual Meeting, will have an opportunity to make a statement if they so desire, and be available to respond to appropriate questions. Soldinger was appointed to serve as our independent registered public accounting firm in 2018.

Shareholder ratification of the appointment of Soldinger as the Company’s independent registered public accounting firm is not required law. However, our Board is submitting the audit committee’s appointment of Soldinger to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the audit committee will reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company and its shareholders.

Independent Registered Public Accountant’s Fee

The following table sets forth the aggregate fees billed by L J Soldinger Associates, LLC for the year ended June 30, 2025, and June 30, 2024 as described below:

	2025	2024
Audit Fees	$684,567	$359,330
Audit Related Fees	$–	$–
Tax Fees	$34,485	$40,755
All Other Fees	$–	$–
Total	$719,052	$400,085

Audit Fees: Audit fees consist of fees billed for the professional services rendered to us for the audit of our annual consolidated financial statements for the years ended June 30, 2025 and 2024, reviews of the quarterly financial statements during the periods, the issuance of consent and comfort letters in connection with registration statement filings, and all other services that are normally provided by the accounting firm in connection with statutory and regulatory filings and engagements.

Audit-Related Fees: Fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit of the financial statements.

Tax Fees: Fees for professional services rendered for tax compliance, tax advice, and tax planning.

All Other Fees: All other fees billed by the auditor for products and services not included in the foregoing categories.

Approval Policies and Procedures

In accordance with Sarbanes-Oxley, our audit committee charter requires the audit committee to pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm, including the review and approval in advance of our independent registered public accounting firm’s annual engagement letter and the proposed fees contained therein. The audit committee has the ability to delegate the authority to pre-approve non-audit services to one or more designated members of the audit committee. If such authority is delegated, such delegated members of the audit committee must report to the full audit committee at the next audit committee meeting all items pre-approved by such delegated members.

Recommendation of our Board

Our Board recommends a vote “FOR” the ratification of the appointment of Soldinger as our independent registered public accounting firm for the fiscal year ending June 30, 2026.

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SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the Record Date by:

●	each of our named executive officers;

●	each of our directors and director nominees;

●	all of our current directors and executive officers as a group; and

●	each shareholder known by us to own beneficially more than 5% of our common stock.

The percentage ownership information is based on 12,563,370shares of common stock outstanding as of the Record Date. Information with respect to beneficial ownership has been furnished by each director or director nominee, officer or beneficial owner of more than 5% of our common stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules attribute beneficial ownership of securities as of a particular date to persons who hold options or warrants to purchase shares of common stock and that are exercisable within 60 days of such date. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o Legacy Education Inc., 701 W. Avenue K, Suite 123, Lancaster, CA 93534.

Name	Shares of Common Stock Beneficially Owner		Percentage
Directors and Named Executive Officers
LeeAnn Rohmann	1,345,845	(1)	10.34%
Brandon Pope	278,498	(2)	2.17%
Ragheb Milad	175,690	(3)	1.38%
Gerald Amato	310,478	(4)	2.41%
Blaine Faulkner	113,379	(5)	*
Peggy Tiderman	21,478	(6)	*
Zwade Marshall	1,631	(7)	*
Janis Paulson	1,631	(8)	*
All Directors and Named Executive Officers as a group (8 persons)	2,248,630		16.02%
5% or Greater Shareholders
Robert D. deRose & Susan deRose Family Trust DTD 11/18/1986 (9)	1,097,974		8.74%
Robert deRose & Susan deRose (9)(10)	1,199,344	(11)	9.55%
Royce & Associates LP (12)	867,770		6.91%

* Represents beneficial ownership of less than 1%.

(1)	Represents (i) 893,123 shares of common stock held through The LeeAnn Rollings Rohmann Trust U/A DTD 03/24/2025 and (ii) 452,722 shares of common stock issuable upon exercise of options.

(2)	Represents 278,498 shares of common stock issuable upon exercise of options.

(3)	Represents (i) 335 shares of common stock and (ii) 175,355 shares of common stock issuable upon exercise of options.

(4)	Represents (i) 65,000 shares of common stock and (ii) 245,478 shares of common stock issuable upon exercise of options.

(5)	Represents (i) 81,000 shares of common stock held through Faulkner Family Trust DTD 2/11/1999 and (ii) 32,379 shares of common stock issuable upon exercise of options.

(6)	Represents 21,478 shares of common stock issuable upon exercise of options.

(7)	Represents 1,631 shares of common stock issuable upon exercise of options.

(8)	Represents 1,631 shares of common stock issuable upon exercise of options.

(9)	Robert deRose and Susan deRose are the co-trustees of the Robert D. deRose & Susan deRose Family Trust DTD 11/18/1986 and in such capacity have the right to vote and dispose of the securities held by such trust. The address of the Robert D. deRose & Susan deRose Family Trust DTD 11/18/1986 is P.O. Box 8167, Ranch Santa Fe, CA 92067.

(10)	Robert deRose and Susan deRose are the co-trustees of the Allison M. deRose Trust DTD 5/29/1991 and in such capacity have the right to vote and dispose of the securities held by such trust. The address of the Allison M. deRose Trust DTD 5/29/1991 is P.O. Box 8167, Ranch Santa Fe, CA 92067.

(11)	Represents (i) 1,000 shares owned by the Susan deRose – IRA BDA, (ii) 2,000 shares owned by the Robert deRose IRA, (iii) 1,097,974 shares of common stock held by the deRose Family Trust 11/18/86 and (iv) 98,370 shares of common stock held by the Allison M. deRose Trust.

(12)	Information provided is based solely on a Schedule 13G/A filed on July 22, 2025 on behalf of Royce & Associates LP. Royce & Associates LP has sole voting power with respect to 867,770 shares and sole dispositive power with respect to 867,770 shares. The business address of Royce & Associates LP is One Madison Avenue, New York, New York 10010.

18

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information about our equity compensation plans as of June 30, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holder	2,065,217	(1)	$4.59	(2)	1,190,352
Equity compensation plans not approved by security holder	—		—		—
Total	2,065,217	(1)	$4.59	(2)	1,190,352

(1) This number includes shares subject to outstanding options granted under the 2021 Plan.

(2) This number represents shares available for issuance under the 2021 Plan.

19

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

The SEC has adopted rules known as “householding” that permit companies and intermediaries (such as brokers) to deliver one set of proxy materials to multiple shareholders residing at the same address. This process enables us to reduce our printing and distribution costs and reduce our environmental impact. Householding is available to both registered shareholders and beneficial owners of shares held in street name.

Registered Shareholders

If you are a registered shareholder and have consented to householding, then we will deliver or mail one Notice or set of our proxy materials, as applicable, for all registered shareholders residing at the same address. Your consent will continue unless you revoke it, which you may do at any time by providing notice to the Company’s Corporate Secretary by telephone at (661) 940-9300 or by mail at 701 W. Avenue K, Suite 123, Lancaster, CA 93534. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the 2025 Annual Report, proxy statement, or Notice to a shareholder at a shared address to which a single copy of the documents was delivered.

If you are a registered shareholder who has not consented to householding, then we will continue to deliver or mail Notices or copies of our proxy materials, as applicable, to each registered shareholder residing at the same address. You may elect to participate in householding and receive only one Notice or set of proxy materials, as applicable, for all registered shareholders residing at the same address by providing notice to the Company as described above.

Street Name Holders

Shareholders who hold their shares through a brokerage may elect to participate in householding, or revoke their consent to participate in householding, by contacting their respective brokers.

20

ANNUAL REPORT

This proxy statement is accompanied by our 2025 Annual Report which includes our audited financial statements. We have filed the 2025 Annual Report with the SEC, and it is available free of charge at the SEC’s website at www.sec.gov and on our website at www.legacyed.com. In addition, upon written request to the Company’s Corporate Secretary at 701 W. Avenue, Suite 123, Lancaster, CA 93534, we will mail a paper copy of our 2025 Annual Report, including the financial statements and the financial statement schedules, to you free of charge.

OTHER MATTERS

We do not know of any business that will be presented for consideration or action by the shareholders at the 2025 Annual Meeting other than that described in this proxy statement. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the person named in the proxies or their substitutes. All shareholders are urged to complete, sign and return the proxy card.

21

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on December 15, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LGCY2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on December 15, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V80851-P40174 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LEGACY EDUCATION INC.

The Board of Directors recommends you vote FOR Proposals 1 and 2:

1. Election of Directors to be elected for terms expiring in 2026:

Nominees:	**For**	**Against**	**Abstain**
1a. LeeAnn Rohmann	☐	☐	☐
1b. Gerald Amato	☐	☐	☐
1c. Blaine Faulkner	☐	☐	☐
1d. Peggy Tiderman	☐	☐	☐
1e. Zwade J. Marshall	☐	☐	☐
1f. Janis Paulson	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V80852-P40174

LEGACY EDUCATION INC.
Annual Meeting of Shareholders
December 16, 2025 1:00 p.m. Eastern time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints LeeAnn Rohmann with power of substitution, as proxy and attorney-in-fact and hereby authorizes her to represent and vote, as provided on the other side, all the shares of Legacy Education Inc.'s common stock which the undersigned is entitled to vote and, in her discretion, to vote upon such other business as may properly come before the 2025 Annual Meeting of Shareholders of the company to be held December 16, 2025 or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSAL 2, AND IN THE DISCRETION OF THE PROXY WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on the reverse side